Financial Results Q2 2016

Forward - Looking Statements, Business Environment and Risk Factors   This presentation may contain “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933, as amended, Section 21 E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. In addition, Century Casinos, Inc. (together with its subsidiaries, the “Company”) may make other written and oral communications from time to time that contain such statements. Forward - looking statements include statements as to industry trends and future expectations of the Company and other matters that do not relate strictly to historical facts and are based on certain assumptions by management at the time such statements are made. Forward - looking statements in this presentation include statements relating to our acquisition of the Apex Casino in Edmonton, Alberta, Canada, which is expected to close in the fourth quarter of 2016. These statements are often identified by the use of words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” or “continue,” and similar expressions or variations. These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management. Such forward - looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward - looking statements. Important factors that could cause actual results to differ materially from the forward - looking statements include, among others, the risks described in the section entitled “Risk Factors” under Item 1 A in our Annual Report on Form 10 - K for the year ended December 31, 2015. We caution the reader to carefully consider such factors. Furthermore, such forward - looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward - looking statements to reflect events or circumstances after the date of such statements.   In this presentation the term “USD” refers to US dollars, the term “CAD” refers to Canadian dollars and the term “PLN” refers to Polish zloty.   Adjusted EBITDA and Adjusted EBITDA margin are non - GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin.   Amounts presented are rounded. As such, rounding differences could occur in period over period changes and percentages reported throughout this presentation.

Q2 2016 Results by Segment (in USD)

Q2 2016 Results by Segment (in USD)

Q2 2016 Results by Segment (in USD)   *Adjusted EBITDA is a non - GAAP financial measure. See Appendix A for the definition and reconciliation of Adjusted EBITDA.

Net Operating Revenue per Quarter (in USD)

Income Statement and Balance Sheet (Selected Information as of June 30, 2016)   In USD mil (except EPS and BVPS)   Q2 2016   Q2 2015   Change   Net Operating Revenue   35.2   37.9   (7%)   Net Earnings Attributable to Century  Casinos, Inc. Shareholders   2.2   6.6   (66%)   Adjusted EBITDA*   6.9   6.8   1%   Earnings per Share   0.09   0.27   (67%)   Total Assets   194.1   194.3   0%   Book Value per Share**   5.30   5.05   5%   Net Debt***   5.9   15.8   * Adjusted EBITDA is a non - GAAP financial measure. See Appendix A  for the definition and reconciliation of Adjusted EBITDA.   **Book Value per Share is defined as total Century Casinos, Inc. shareholders’ equity divided by outstanding common shares.   ***Net Debt is calculated as tota l  principal minus cash and cash equivalents.    Debt as of June 30, 2016 includes  $20.4 million related to our Bank of Montreal credit agreement, $0.3 million related to our Edmonton property’s capital  lease agreement,  $0.9 million related to Casinos Poland, Ltd. and $15.6 million related to Century Downs Racetrack and Casino’s long - term land lease  and  capital lease agreements.

Constant Currency Results**   In USD millions   Q2 2016   Q2 2015   Change   Net Operating Revenue a s reported (GAAP)   35.2   37.9   (7%)   Foreign  currency impact vs. 2015   1.3   Net Operating Revenue constant currency (non - GAAP)*   36.5   37.9   (4%)   Net Earnings Attributable to Century Casinos, Inc. Shareholders as  reported (GAAP)   2.2   6.6   (66%)   Foreign  currency impact vs. 2015   0.2   Net Earnings Attributable to Century Casinos, Inc. Shareholders  constant currency (non - GAAP)*   2.4   6.6   (63%)   Adjusted EBITDA (non - GAAP)*   6.9   6.8   1%   Foreign  currency impact vs. 2015   0.3   Adjusted EBITDA constant currency (non - GAAP)*   7.2   6.8   5%     * Adjusted EBITDA and Net Operating Revenue, Net Earnings Attributable to Century Casinos, Inc. Shareholders and Adjusted EBI TDA on a  constant currency basis are non - GAAP financial measures. See Appendix A.   ** Operating results presented net of $3.4 million in revenue received from the termination agreement with Norwegian Cruise L ine Holdings  (“Norwegian”) in Q2 2015 are presented in Appendix B.

Debt to Adjusted EBITDA (in USD)

Q2 Highlights  – Canada (Selected Information as of June 30, 2016)   In CAD mil   Q2 2016   Q2 2015   Change   Net Operating Revenue   17.0   16.4   4%   Operating Costs and Expenses   12.3   11.1   10%   Net Earnings Attributable to Century Casinos,  Inc. Shareholders   2.5   3.0   (14%)   Adjusted EBITDA*   5.7   5.9   (3%)   Adjusted EBITDA Margin*   34%   36%   Table Hold Percentage   18.2%   15.4%   18%   Slot Hold Percentage   7.8%   8.0%   (3%)     * Adjusted EBITDA and Adjusted EBITDA margin are non - GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin.

Q2 Highlights  – Canada (Selected Information as of June 30, 2016)   Edmonton   In CAD mil   Q2 2016   Q2 2015   Change   Net Operating Revenue   7.0   7.2   (2%)   Operating Costs and Expenses   4.7   4.7   1%   Net Earnings Attributable to Century Casinos, Inc.  Shareholders   1.5   1.3   13%   Adjusted EBITDA*   2.6   2.8   (7%)   Adjusted EBITDA Margin*   37%   39%    . As of June 30, 2016, the facility had 777 slot machines, 34 tables and 17 video lottery terminals.   * Adjusted EBITDA and Adjusted EBITDA margin are non - GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin.

Q2 Highlights  – Canada (Selected Information as of June 30, 2016)   Calgary   In CAD mil   Q2 2016   Q2 2015   Change   Net Operating Revenue   2.7   2.4   13%   Operating Costs and Expenses   2.5   2.3   8%   Net Earnings Attributable to Century Casinos, Inc.  Shareholders   0.1   0.3   (54%)   Adjusted EBITDA*   0.5   0.3   48%   Adjusted EBITDA Margin*   19%   14%    . As of June 30, 2016, the facility had 504 slot machines, 16 tables and 25 video lottery terminals.   * Adjusted EBITDA and Adjusted EBITDA margin are non - GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin.

Q2 Highlights  – Canada (Selected Information as of June 30, 2016)   Century Downs Racetrack and Casino   In CAD mil   Q2 2016   Q2 2015   Change   Net Operating Revenue   5.7   5.8   (2%)   Operating Costs and Expenses   3.8   3.5   9%   Net Earnings Attributable to Century Casinos, Inc.  Shareholders   0.8   1.2   (30%)   Adjusted EBITDA*   2.3   2.5   (6%)   Adjusted EBITDA Margin*   42%   43%    . Casino and racetrack opened in April 2015.. 2016 racing season is from February to November.. As of June 30, 2016, the facility had 550 slot machines and 7 video lottery terminals.    * Adjusted EBITDA and Adjusted EBITDA margin are non - GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin.

Q2 Highlights  – Canada (Selected Information as of June 30, 2016)   Century Bets   In CAD mil   Q2 2016   Q2 2015   Change   Net Operating Revenue   1.6   1.0   58%   Operating Costs and Expenses   1.3   0.7   94%   Net Earnings Attributable to Century Casinos, Inc.  Shareholders   0.1   0.2   (38%)   Adjusted EBITDA*   0.2   0.3   (8%)   Adjusted EBITDA Margin*   16%   27%    . Century Bets began operating the pari - mutuel off - track betting network for southern Alberta in May 2015.. As of June 30, 2016, Century Bets provided pari - mutuel wagering content and live video to 16 off - track betting parlors throughou t southern  Alberta.   * Adjusted EBITDA and Adjusted EBITDA margin are non - GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin.

Q2 Highlights  – United States (Selected Information as of June 30, 2016)   In USD mil   Q2 2016   Q2 2015   Change   Net Operating Revenue   7.7   7.2   7%   Operating Costs and Expenses   6.4   6.1   4%   Net Earnings Attributable to Century Casinos,  Inc. Shareholders   0.8   0.7   16%   Adjusted EBITDA*   2.0   1.7   15%   Adjusted EBITDA Margin*   26%   24%   Table Hold Percentage   22.5%   20.7%   8%   Slot Hold Percentage   7.2%   7.2%   0%     * Adjusted EBITDA and Adjusted EBITDA margin are non - GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin.

Q2 Highlights  – United States (Selected Information as of June 30, 2016)   Central City   In USD mil   Q2 2016   Q2 2015   Change   Net Operating Revenue   4.7   4.3   10%   Operating Costs and Expenses   3.9   3.6   7%   Net Earnings Attributable to Century Casinos, Inc.  Shareholders   0.5   0.4   28%   Adjusted EBITDA*   1.2   1.0   18%   Adjusted EBITDA Margin*   25%   23%    . Central City market increased by 4% for the quarter ended June 30, 2016 compared to the quarter ended June 30, 2015.. Our share of the Central City market was 29% for Q2 2016, an increase of 1% as compared to Q2 2015.. As of June 30, 2016, the facility had 495 slot machines and 7 tables.   * Adjusted EBITDA and Adjusted EBITDA margin are non - GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin.

Q2 Highlights  – United States (Selected Information as of June 30, 2016)   Cripple Creek   In USD mil   Q2 2016   Q2 2015   Change   Net Operating Revenue   3.0   2.9   3%   Operating Costs and Expenses   2.5   2.5   0%   Net Earnings Attributable to Century Casinos, Inc.  Shareholders   0.3   0.3   0%   Adjusted EBITDA*   0.8   0.7   11%   Adjusted EBITDA Margin*   27%   25%    . The Cripple Creek market increased by 2% for the quarter ended June 30, 2016 compared to the quarter ended June 30, 2015.. Our share of the Cripple Creek market was 10% in Q2 2016, an increase of 1% as compared to Q2 2015... As of June 30, 2016, the facility had 445 slot machines and 6 tables.   * Adjusted EBITDA and Adjusted EBITDA margin are non - GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin.

Q2 Highlights  – Poland (Selected Information as of June 30, 2016)   In PLN mil   Q2 2016   Q2 2015   Change   Net Operating Revenue   52.5   47.6   10%   Operating Costs and Expenses   47.3   43.4   9%   Net Earnings Attributable to Century Casinos,  Inc. Shareholders   2.7   2.1   27%   Adjusted EBITDA*   7.6   6.6   16%   Adjusted EBITDA Margin*   15%   14%   Table Hold Percentage   20.7%   24.0%   (14%)   Slot Hold Percentage   4.5%   4.9%   (8%)  . Casinos Poland operates 8 casinos throughout Poland.. As of June 30, 2016, the facilities had 504 slot machines and 79 tables.     * Adjusted EBITDA and Adjusted EBITDA margin are non - GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin.

Q2 Highlights  – Corporate and Other (Selected Information as of June 30, 2016)   In USD mil   Q2 2016   Q2 2015   Change   Net Operating Revenue   0.8   4.5   (83%)   Operating Costs and Expenses   2.6   3.1   (18%)   Net (Loss) Earnings Attributable to Century  Casinos, Inc. Shareholders   (1.2)   3.1   (140%)   Adjusted EBITDA*   (1.5)   (1.5)   (3%)   Adjusted EBITDA Margin*   N/A   N/A   Table Hol d Percentage   17.4%   15.5%   13%   Slot Hold Percentage   7.3%   9.5%   (24%)     * Adjusted EBITDA and Adjusted EBITDA margin are non - GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin.

Q2 Highlights  – Corporate and Other (Selected Information as of June 30, 2016)   Cruise Ships and Other   In USD mil   Q2 2016   Q2 2015   Change   Net Operating Revenue   0.8   1.1   (32%)   Operating Costs and Expenses   0.5   0.9   (41%)   Net Earnings Attributable to Century Casinos, Inc.  Shareholders   0.2   0.2   11%   Adjusted EBITDA*   0.3   0.2   120%   Adjusted EBITDA Margin*   33%   18%    . In March 2015, we mutually agreed with Norwegian to terminate the concession agreements for the eight cruise ship - based casinos  we  operated with Oceania Cruises and Regent Seven Seas Cruises effective as of June 1, 2015.. In June 2015, we began a two - year consulting agreement with Norwegian for a total consideration of $2.0 million payable quarterl y  beginning July 2015.. As of June 30, 2016, we had 197 slot machines and 25 tables onboard the 12 ship - based casinos that we operated.. We began operating ship - based casinos on the Mein Schiff 5 and TUI Discovery in June 2016 and Glory Sea in July 2016.   * Adjusted EBITDA and Adjusted EBITDA margin are non - GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin.

Q2 Highlights  – Corporate and Other (Selected Information as of June 30, 2016)   Corporate Other   In USD mil   Q2 2016   Q2 2015   Change   Net Operating Revenue   0.0   3.4   (100%   Operating Costs and Expenses   2.0   2.2   (7%)   Net (Loss) Earnings Attributable to Century Casinos,  Inc. Shareholders   (1.4)   2.9   (149%)   Adjusted EBITDA*   (1.8)   (1.7)   (6%)   Adjusted EBITDA Margin*   N/A   N/A    . Expenses incurred by Corporate Other consist primarily of legal and accounting fees, corporate travel expenses, corporate pay rol l,  amortization of stock - based compensation and other expenses not directly related to any of our individual properties.. In June 2015, we recorded $3.4 million in net operating revenue from the termination of concession agreements with Norwegian  for the  eight ship - based casinos onboard Oceania Cruises and Regent Seven Seas Cruises.. In Q2 2015, we reduced our Austrian valuation allowance resulting in an income tax benefit of $1.5 million.   * Adjusted EBITDA and Adjusted EBITDA margin are non - GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin.

Q2 Highlights  – Additional Projects  Under Development   In June 2016, the Company announced that its subsidiary Century Casinos Europe GmbH (“CCE”) had entered into an agreement to  acq uire 100%  of the issued and outstanding shares and related land of entities operating the Apex Casino (“Apex”) in suburban Edmonton, Al ber ta, Canada.  Apex is a 34,500 square foot casino facility located on approximately seven acres of land. The casino facility includes 382 s lot machines, 11 live  table games, a restaurant, a bar, a lounge and a banquet facility that can accommodate up to 175 guests.   The transaction, which is expected to close in the fourth quarter of 2016, is subject to, among other things, financing for t he  acquisition and  customary closing conditions, including the receipt of necessary regulatory and governmental approvals as well as the complet ion of due  diligence by the Company. The total consideration for the transaction is CAD 29.9 million subject to adjustment for the closi ng  date working  capital of Apex. Payments are to be made according to the following schedule:  . A CAD 0.6 million deposit was paid in two equal parts on April 25, 2016 and June 29, 2016. This is reported as deposits and o the r on the  Company’s condensed consolidated balance sheet for the quarter ended June 30, 2016.. CAD 29.3 million will be paid at closing.. The working capital of Apex will be held in an escrow account until completion of the closing working capital statement.   See Appendix C for unaudited financial results for Apex.

Appendix A  – Non - GAAP Financial Measures   The Company supplements its condensed consolidated financial statements prepared in accordance with U. S. generally accepted accounting principles (“US GAAP”) by using the following non - GAAP financial measures, which management believes are useful in properly understanding the Company’s short - term and long - term financial trends. Management uses these non - GAAP financial measures to forecast and evaluate the operational performance of the Company as well as to compare results of current periods to prior periods on a consolidated basis.  . Adjusted EBITDA. Adjusted EBITDA margin. Constant currency results   Management believes presenting the non - GAAP financial measures used in this presentation provides investors greater transparency to the information used by management for financial and operational decision - making and allows investors to see the Company’s results “through the eyes” of management. Management also believes providing this information better enables our investors to understand the Company’s operating performance and evaluate the methodology used by management to evaluate and measure such performance.   The adjustments made to U. S. GAAP financial measures result from facts and circumstances that vary in frequency and impact on the Company’s results of operations. The following is an explanation of each of the adjustments that management excludes in calculating its non - GAAP financial measures.

Appendix A  – Non - GAAP Financial Measures   The Company defines Adjusted EBITDA as net earnings (loss) attributable to Century Casinos, Inc. shareholders before interest expense (income), net, income taxes (benefit), depreciation, amortization, non - controlling interest (earnings) losses and transactions, pre - opening expenses, acquisition costs, non - cash stock - based compensation charges, asset impairment costs, (gain) loss on disposition of fixed assets, discontinued operations, (gain) loss on foreign currency transactions and other, gain on business combination and certain other one - time items. Intercompany transactions consisting primarily of management and royalty fees and interest, along with their related tax effects, are excluded from the presentation of net earnings (loss) and Adjusted EBITDA reported for each segment and property. Not all of the aforementioned items occur in each reporting period, but have been included in the definition based on historical activity. These adjustments have no effect on the consolidated results as reported under US GAAP. Adjusted EBITDA is not considered a measure of performance recognized under US GAAP. Management believes that Adjusted EBITDA is a valuable measure of the relative performance of the Company and its properties. The gaming industry commonly uses Adjusted EBITDA as a method of arriving at the economic value of a casino operation. Management uses Adjusted EBITDA to compare the relative operating performance of separate operating units by eliminating the above mentioned items associated with the varying levels of capital expenditures for infrastructure required to generate revenue, and the often high cost of acquiring existing operations. Adjusted EBITDA is used by the Company’s lending institution to gauge operating performance. The Company’s computation of Adjusted EBITDA may be different from, and therefore may not be comparable to, similar measures used by other companies within the gaming industry. Please see the reconciliation of Adjusted EBITDA to net earnings (loss) attributable to Century Casinos, Inc. shareholders below.   The Company defines Adjusted EBITDA margin as Adjusted EBITDA divided by net operating revenue. Management uses this margin as one of several measures to evaluate the efficiency of the Company’s casino operations.   The impact of foreign exchange rates is highly variable and difficult to predict. The Company uses a Constant Currency basis to show the impact from foreign exchange rates on current period revenue compared to prior period revenue using the prior period’s foreign exchange rates. In order to properly understand the underlying business trends and performance of the Company’s ongoing operations, management believes that investors may find it useful to consider the impact of excluding changes in foreign exchange rates from the Company’s net operating revenue, net earnings (loss) attributable to Century Casinos, Inc. Shareholders and Adjusted EBITDA.

Appendix A (continued)

Reconciliation of Adjusted EBITDA – Canada (in thousands)

in CAD

For the three months ended June 30, 2016

Amounts in thousands	Edmonton	Calgary	Century Downs	Century Bets	Total Canada
Net operating revenue	$ 7,007	$ 2,724	$ 5,684	$ 1,554	$ 16,969
Net earnings (loss) attributable to Century Casinos, Inc. shareholders	1,470	145	820	108	2,543
Interest expense (income), net	312	0	701	0	1,013
Income taxes (benefit)	532	136	103	105	876
Depreciation and amortization	306	216	474	0	996
Non-controlling interests	0	0	2,226	35	2,261
(Gain) loss on foreign currency transactions and other	0	(8)	(2,002)	(7)	(2,017)
(Gain) loss on disposition of fixed assets	1	23	0	0	24
Acquisition costs	0	0	0	0	0
Adjusted EBITDA	$ 2,621	$ 512	$ 2,322	$ 241	$ 5,696
Adjusted EBITDA Margin	37%	19%	42%	16%	34%

in CAD

For the three months ended June 30, 2015

Amounts in thousands	Edmonton	Calgary	Century Downs	Century Bets	Total Canada
Net operating revenue	$ 7,158	$ 2,404	$ 5,820	$ 985	$ 16,367
Net earnings (loss) attributable to Century Casinos, Inc. shareholders	1,300	317	1,179	174	2,970
Interest expense (income), net	498	0	722	0	1,220
Income taxes (benefit)	458	105	108	77	748
Depreciation and amortization	298	222	184	0	704
Non-controlling interests	0	0	891	58	949
(Gain) loss on foreign currency transactions and other	246	(298)	(613)	0	(665)
(Gain) loss on disposition of fixed assets	3	0	0	0	3
Acquisition costs	0	0	0	(46)	(46)
Preopening expenses	0	0	0	0	0
Adjusted EBITDA	$ 2,803	$ 346	$ 2,471	$ 263	$ 5,883
Adjusted EBITDA Margin	39%	14%	43%	27%	36%

Appendix A (continued)

Reconciliation of Adjusted EBITDA – United States (in thousands)

For the three months ended June 30, 2016

in USD

Amounts in thousands	Central City	Cripple Creek	Total United States
Net operating revenue	$ 4,690	$ 3,013	$ 7,703
Net earnings attributable to Century Casinos, Inc. shareholders	515	318	833
Income taxes	316	195	511
Depreciation and amortization	337	288	625
Loss on disposition of fixed assets	1	0	1
Adjusted EBITDA	$ 1,169	$ 801	$ 1,970
Adjusted EBITDA Margin	25%	27%	26%

For the three months ended June 30, 2015

in USD

Amounts in thousands	Central City	Cripple Creek	Total United States
Net operating revenue	$ 4,271	$ 2,939	$ 7,210
Net earnings attributable to Century Casinos, Inc. shareholders	402	316	718
Income taxes	246	116	362
Depreciation and amortization	339	293	632
Adjusted EBITDA	$ 987	$ 725	$ 1,712
Adjusted EBITDA Margin	23%	25%	24%

Appendix A (continued) Reconciliation of Adjusted EBITDA  – Poland (in thousands)   For the three months ended June 30, 2016in PLNAmounts in thousandsPolandNet operating revenue52,502  Net earnings attributable to Century Casinos, Inc.  shareholders2,714Interest expense (income), net31Income taxes1,350Depreciation and amortization2,452Non-controlling interests1,357(Gain) loss on foreign currency transactions and other(228) (Gain) on disposition of fixed assets(36) Adjusted EBITDA7,640  Adjusted EBITDA Margin15% For the three months ended June 30, 2015in PLNAmounts in thousandsPolandNet operating revenue47,569  Net earnings attributable to Century Casinos, Inc.  shareholders2,136Interest expense (income), net160Income taxes988Depreciation and amortization2,352Non-controlling interests1,069(Gain) loss on foreign currency transactions and other(195) Loss on disposition of fixed assets79Adjusted EBITDA6,589  Adjusted EBITDA Margin14%

Appendix A (continued)

Reconciliation of Adjusted EBITDA – Corporate and Other (in thousands)

CENTURY CASINOS™

in USD

Amounts in thousands	For the three months ended June 30, 2016		
	Cruise Ships and Other	Corporate Other	Total Corporate and Other
Net operating revenue	$ 761	$ 0	$ 761
Net earnings (loss) attributable to Century Casinos, Inc. shareholders	192	(1,402)	(1,210)
Interest expense (income), net	0	(4)	(4)
Income taxes	21	(583)	(562)
Depreciation and amortization	39	48	87
Non-cash stock-based compensation	0	190	190
(Gain) loss on foreign currency transactions and other	1	(15)	(14)
Adjusted EBITDA	$ 253	$ (1,766)	$ (1,513)
Adjusted EBITDA Margin	33%	N/A	N/A

in USD

Amounts in thousands	For the three months ended June 30, 2015		
	Cruise Ships and Other	Corporate Other	Total Corporate and Other
Net operating revenue	$ 1,116	$ 3,365	$ 4,481
Net earnings (loss) attributable to Century Casinos, Inc. shareholders	173	2,880	3,053
Interest expense (income), net	0	(2)	(2)
Income taxes (benefit)	16	(1,663)	(1,647)
Depreciation and amortization	10	39	49
Non-cash stock-based compensation	0	419	419
(Gain) loss on foreign currency transactions and other	0	(15)	(15)
Acquisition costs	0	36	36
Other one-time (income) costs	0	(3,365)	(3,365)
Adjusted EBITDA	$ 199	$ (1,671)	$ (1,472)
Adjusted EBITDA Margin	18%	N/A	N/A

Appendix B Results Net of Earnings from Termination Agreement with Norwegian   In USD millions   Q2 2016   Q2 2015   Change   Net Operating Revenue a s reported (GAAP)   35.2   37.9   (7%)   Less: Earnings from Termination Agreement   (3.4)   Foreign  currency impact vs. 2015   1.3   Net Operating Revenue constant currency (non - GAAP)*   36.5   34.5   6%   Earnings from Operations (GAAP)   4.5   7.8   (42%)   Less: Earnings from Termination Agreement   (3.4)   Foreign  currency impact vs. 2015   0.2   Net Income Attributable to Century Casinos, Inc. Shareholders  constant currency (non - GAAP)*   4.8   4.5   7%     * Net Operating Revenue and Earnings from Operations on a constant currency basis are non - GAAP financial measures. See Appendix  A.

Appendix B (continued) Results Net of Earnings from Termination Agreement with Norwegian   In USD millions   Q2 2016   Q2 2015   Change   Net Earnings Attributable to Century Casinos, Inc. Shareholders as  reported (GAAP)   2.2   6.6   (66%)   Less: Earnings from Termination Agreement   (3.3)   Foreign  currency impact vs. 2015   0.2   Net Earnings Attributable to Century Casinos, Inc. Shareholders  constant currency (non - GAAP)*   2.4   3.3   (27%)   Adjusted EBITDA (non - GAAP)*   6.9   6.8   1%   Less: Earnings from Termination Agreement   0.0   Foreign  currency impact vs. 2015   0.3   Adjusted EBITDA constant currency (non - GAAP)*   7.2   6.8   5%     * Adjusted EBITDA and Net Earnings Attributable to Century Casinos, Inc. Shareholders and Adjusted EBITDA on a constant curre ncy basis  are non - GAAP financial measures. See Appendix A.

Appendix C Unaudited Results  – Apex (Selected Information as of June 30, 2016)   Apex*   In CAD mil   Year End 2016**  (Unaudited)   Year End 2015**  (Unaudited)   Net Operating Revenue   11.3   11.0   3%   Operating Costs and Expenses   7.9   8.7   (10%)   Net Earnings   2.7   1.7   60%   EBITDA   4.8   4.0   20%     *The 2016 and 2015 year - end financial results for Apex presented herein have been provided to us by the owners of Apex. We have not reviewed, audited or made any adjustments to these Apex financial results and make no representations as to their accuracy. These financial results do not represent pro forma results that would be reported in our filings with the Securities and Exchange Commission and they are not indicative of any financial results for Apex that would be reported by us following the closing of our acquisition of Apex. These financial results also include intercompany items with companies that we are not acquiring as part of this transaction and these items have not been eliminated. The Apex acquisition has not closed, and there is no assurance that it will close or as to the timing of closing.   **Apex’s year end is June 30.

Appendix C

Reconciliation of Adjusted EBITDA – Apex* (in thousands)

in CAD

Amounts in thousands		**For the year ended June 30, 2016**		**For the year ended June 30, 2015**
Net operating revenue	$	11,287	$	10,973
Net earnings		2,747		1,713
Interest expense (income), net		126		143
Income taxes (benefit)		688		520
Depreciation and amortization		549		759
Management fees		739		844
Adjusted EBITDA	$	4,849	$	3,979
Adjusted EBITDA Margin		43%		36%

*The 2016 and 2015 year-end financial results for Apex presented herein have been provided to us by the owners of Apex. We have not reviewed, audited or made any adjustments to these Apex financial results and make no representations as to their accuracy. These financial results do not represent pro forma results that would be reported in our filings with the Securities and Exchange Commission and they are not indicative of any financial results for Apex that would be reported by us following the closing of our acquisition of Apex. These financial results also include intercompany items with companies that we are not acquiring as part of this transaction and these items have not been eliminated. The Apex acquisition has not closed, and there is no assurance that it will close or as to the timing of closing.